UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

VINCO VENTURES, INC.

(Exact name of registrant as specified in charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 North Main Street Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Warrant Exercise Agreements

As previously reported by the Company, pursuant to the September WEA, the Company sold Series A Warrants (the “Series A September 2021 Warrants”) to an accredited investor (the “Lead Holder”) representing the right to acquire up to 20,000,000 shares (the “September Warrant Shares”) of Common Stock at an initial exercise price of $9.00 (the “Existing Series A September 2021 Exercise Price”), of which 20,000,000 Series A Warrants remain unexercised as of May 11, 2022. The Lead Holder subsequently transferred its right to acquire up to 3,000,000 September Warrant Shares to an accredited investor (the “Second Holder,” together with the Lead Holder, each, a “Holder” and collectively, the “Holders”).

On May 12, 2022 (the “Signing Date”), the Company entered into a separate Warrant Exercise Agreement with each of the Lead Holder (the “Lead Holder May WEA”) and the Second Holder (the “Second Holder May WEA,” and together with the Lead Holder May WEA, collectively, “May WEA”), whereby the Company and the Holders agreed, subject to the terms and conditions therein: (i) to adjust the Existing Series A September 2021 Exercise Price to the Adjusted September 2021 Exercise Price (as defined therein), subject to further adjustments as provided therein, pursuant to Section 2(e) of the Series A September 2021 Warrants; and (ii) for each Holder to exercise on the closing such number of Series A September 2021 Warrants as set forth on such Holder’s signature page attached to the May WEA (the “Exercised Warrants”) representing the right to acquire shares (the “Exercised Warrant Shares”) of Common Stock.

Pursuant to the Adjusted September 2021 Exercise Price, each Holder will receive 50% of a share of Common Stock for each Series A September 2021 Warrant that is exercised pursuant to the May WEA. The Company will not receive any proceeds from the cashless exercise of the Series A September 2021 Warrants.

Pursuant to Section 1(b) of the May WEA, on or prior to the second (2nd Business Day) following the Shareholder Approval Date (as defined in the May WEA), the Company shall deliver to each Holder an additional number of shares of Common Stock equal to 7% of each respective Holder’s Exercised Warrants issued at the closing of the May WEA.

The parties expect the closing under the May WEAs to occur on May 19, 2022.

The foregoing description of the terms of the May WEA and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to forms of the Lead Holder May WEA, and the Second Holder May WEA filed as Exhibit 10.1 and Exhibit 10.2 hereto , respectively, and is incorporated herein by reference.

Exchange Agreement

As previously reported by the Company, pursuant to that certain (i) July SPA, the Company sold to the Lead Holder the July Note, (ii) the November WEA, the Company sold to the Lead Holder warrants representing the right to acquire shares of Common Stock at an initial exercise price of $4.527 (the “Existing November 2021 Exercise Price”), subject to adjustments as provided therein (as amended, including pursuant to the terms hereof, the “November 2021 Warrants”), and (iii) the December WEA, the Company sold to the Lead Holder warrants representing the right to acquire shares of Common Stock at an initial exercise price of $3.2653 (the “Existing December 2021 Exercise Price”), subject to adjustments as provided therein (the “December 2021 Warrants” and together with the November 2021 Warrants, the “Outstanding Warrants”).

On the Signing Date, the Company and the Lead Holder entered into that certain Exchange Agreement (the “Exchange Agreement”), whereby, pursuant to the terms and provisions set forth therein, the Company and the Lead Holder agreed (i) to exchange (x) such number of November 2021 Warrants that is the lesser of (A) the number of November 2021 Warrants held by the Lead Holder as of the Signing Date and (B) the number of November 2021 Warrants exchanged by the Lead Holder pursuant to Section 1(a) thereof without violating the Maximum Percentage (as defined in the November 2021 Warrants) as set forth on the Lead Holder’s signature page attached thereto (the “Initial November 2021 Exchanged Warrants”) of Common Stock and (y) such number of December 2021 Warrants that is the lesser of (A) the number of December 2021 Warrants held by the Lead Holder as of the Signing Date and (B) the number of December 2021 Warrants exchanged by the Lead Holder pursuant to Section 1(a) thereof without violating the Maximum Percentage (as defined in the December 2021 Warrants) as set forth on the Lead Holder’s signature page attached thereto (the “Initial December 2021 Exchanged Warrants” and together with the Initial Exchanged November 2021 Warrants, the “Initial Exchanged Warrants” and the shares of Common Stock issued upon such exchange of the Initial Exchanged December 2021 Warrants, the “Initial December 2021 Exchanged Warrant Shares” and together with the Initial Exchanged November 2021 Warrant Shares, the “Initial Exchanged Warrant Shares”) of Common Stock.

Pursuant to the Exchange Agreement, on the closing date, (i) each of the Lead Holder’s Initial November 2021 Exchanged Warrants will be exchanged into 77% of a share of Common Stock (such ratio, the “November 2021 Exchange Ratio” and the shares of Common Stock issued upon such exchange of the Initial Exchanged November 2021 Warrants, the “Initial November 2021 Exchanged Warrant Shares”) and (ii) on the closing date, each of the Lead Holder’s Initial December 2021 Exchanged Warrants shall be exchanged into 81% of a share of Common Stock (such ratio, the “December 2021 Exchange Ratio” the shares of Common Stock issued upon such exchange of the Initial Exchanged December 2021 Warrants, the “Initial December 2021 Exchanged Warrant Shares”.

In addition, to the extent that the number of Outstanding Warrants held by the Lead Holder is not exchanged in accordance with Section 1(b) of the Exchange Agreement at the closing, the Lead Holder shall be entitled to exchange any remaining Outstanding Warrants held by the Lead Holder at the November 2021 Exchange Ratio or December 2021 Exchange Ratio, as applicable, from time to time at any time on or prior to the sixtieth (60th) day immediately following the Shareholder Approval Date (as defined in the Exchange Agreement).

Pursuant to Section 1(c) of the Exchange Agreement, upon the Shareholder Approval Date and for a period of sixty (60) days thereafter, (i) on or prior to the second (2nd Business Day) following the Shareholder Approval Date, the Company shall deliver to the Lead Holder an additional number of shares of Common Stock equal to 7% of the sum of (x) the Lead Holder’s Initial November 2021 Exchanged Warrants and (y) the Lead Holder’s Additional November 2021 Exchanged Warrants, (ii) each November 2021 Warrant may be exchange for 42% of a November 221 Exchanged Warrant Share, (iii) Company shall on or prior to the second (2nd) Business Day following the Shareholder Approval Date deliver to the Lead Holder to an additional number of Additional December 2021 Exchanged Warrant Shares equal to 7.0% of the sum of (x) the Lead Holder’s Initial December 2021 Exchanged Warrants and (y) the Lead Holder’s Additional December 2021 Exchanged Warrants, and (iv) each December 2021 Warrants may from time to time be exchanged for 42% of a December 2021 Exchanged Warrant Share.

Pursuant to Section 7(n) of the Exchange Agreement, until October 9, 2022, the Lead Holder agreed to grant, free of charge, to the Company any reasonable and necessary waivers and extensions solely in connection with the Company’s obligations (i) to file an Initial Registration Statement pursuant to that certain Registration Rights Agreements between the Company and the Lead Holder dated as of November 11, 2021, as amended (the “November 2021 RRA”), and that certain Registration Rights Agreements between the Company and the Lead Holder dated as of December 20, 2021, as amended (the “December 2021 RRA” ), and (ii) to file a definitive proxy statement to approve the transactions contemplated by the November WEA and December WEA; provided, however, the Lead Holder shall retain the right to deliver an Alternate Exercise Notice (as defined in each of the November WEA and December WEA) to the Company as permitted pursuant to the terms thereof.

The May WEA and the Exchange Agreement also require the participating holders to continue to hold shares for a certain period of time as set forth in the May WEA and the Exchange Agreement.

The parties expect the closing under the Exchange Agreement to occur on May 19, 2022.

The foregoing description of the terms of the Exchange Agreement and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1	Warrant Exercise Agreement by and between the Company and the Lead Holder
10.2	Warrant Exercise Agreement by and between the Company and the Second Holder
10.3	Warrant Exchange Agreement by and between the Company and the Lead Holder
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2022

VINCO VENTURES, INC.

By:	/s/ Lisa King
Name:	Lisa King
Title:	Chief Executive Officer